UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 686-6060

686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PROV	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Provident Financial Holdings, Inc. (the "Corporation"), the holding company for Provident Savings Bank, F.S.B. (the "Bank"), announced that Donavon P. Ternes has been appointed, beginning July 23, 2026, to serve on the Boards of Directors of the Corporation and the Bank to fill the vacancies resulting from the death of Director William E. Thomas in April 2026.  Mr. Ternes will serve until the Corporation’s 2027 Annual Meeting of Stockholders and the Bank’s 2026 Annual Meeting of Stockholders

Mr. Ternes has been the President and Chief Executive Officer of the Corporation and Bank since January 2024 and joined the Corporation and Bank in November 2000 as Senior Vice President and Chief Financial Officer.  Mr. Ternes has held various positions within the Corporation and Bank with increasing duties and responsibilities including, Chief Operating Officer and Corporate Secretary, among others.

Additionally, the Bank announced the appointment of Michael S. Van Stockum, age 63, as Senior Vice President and Chief Lending Officer of the Bank effective July 23, 2026.

Mr. Van Stockum has more than 40 years of experience across commercial, multifamily, construction and SBA lending, loan administration, underwriting, regulatory compliance, and enterprise-level credit management.  Since joining the Bank in 2007, Mr. Van Stockum has assumed increasing duties and responsibilities including his most recent position of Vice President, Commercial Real Estate Loan Administrator and Community Reinvestment Act Officer.

There are no family relationships between Mr. Van Stockum and any director or executive officer of the Corporation and the Bank.  Mr. Van Stockum has not engaged in any transaction with the Corporation or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2026	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes President and Chief Executive Officer (Principal Executive Officer)